UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ADVAXIS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hello. My name is Ken Berlin. I’m CEO of Advaxis.

In previous communications, we have outlined the merits of the merger of Advaxis with Biosight. In brief, we believe this merger will transform Advaxis into a company with a broader and more advanced cancer drug pipeline. This will improve the risk profile of the company providing us with a greater chance to bring life saving medicines to people who need them. As a result, this would create a greater opportunity to increase stockholder value for our current Advaxis stockholders.

If you support the Biosight merger, it is important that you approve the merger related proposals in the proxy. The merger, and the previously disclosed $21M financing, cannot occur without these approvals.

Today, I want to focus on one of these proposals—Proposal 2—the reverse stock split proposal. This proposal requires a majority of the total shares outstanding to vote for it in order for it to pass. And again, the merger requires this proposal to pass in order for it to be consummated.

Why do we need to do a reverse split? The short answer is that Nasdaq requires the new company, to be named Biosight Therapeutics, to have a bid price of at least $4 per share prior to the time of the merger for it to be listed on Nasdaq. The reverse split will facilitate this.

How does a reverse stock split work to increase the stock price? With a reverse stock split, the number of shares outstanding are reduced in proportion to the ratio of the stock split implemented. For example, to keep the math simple, let’s say we have 100 million shares outstanding. If we implemented a 1 for 10 reverse stock split, that would reduce the number of shares outstanding to 10 million and would increase the per share price by a factor of 10. So, if the share price on the market right before this 1 for 10 reverse split was 40 cents, then the per share price would become 4 dollars. A reverse stock split, in and of itself, does not impact a company’s value. If the reverse stock split is approved and implemented, you would simply own fewer shares but at a higher price per share.

Does a reverse stock split result in dilution? A reverse stock split does not result in dilution. I will explain why this is the case using the same numbers as before. Let’s say you own 2 million shares out of the 100 million shares outstanding which equates to a 2% ownership interest. If we implement the same 1 for 10 reverse split, you would own 200,000 shares of the total 10 million shares outstanding after giving effect to the reverse split. Again, your ownership interest would still be 2% and there would be no decrease in your percentage ownership in the company.

Are there other benefits to a reverse stock split? We believe that the answer is yes. We believe that a higher per share price at 4 dollars or above will attract greater interest from funds that are prohibited from investing in stocks that are below 1 dollar. These funds tend to hold on to their investments longer which fosters share price stability. This could be beneficial for those stockholders who have a longer investment time horizon.

Why are some investors against reverse stock splits? We have heard from some investors that state that they do not like reverse stock splits. The main concern we tend to hear is that they are dilutive. As I shared earlier, the reverse stock split, by itself, is not dilutive. But sometimes, companies will undertake financings soon after reverse splits are implemented. These financings can be dilutive. In our case, we do not anticipate that a financing, besides the previously announced $21 million PIPE, would be required, in the near term, after the reverse split and closing of the merger. The reason for this is that we expect that the cash on hand at closing would be at or above $70 million. These funds should take the company through some important clinical milestones over the next 12 months. These milestones, if achieved, have the potential to be important inflection points for the company and its stockholders.

What is the vote requirement to approve the reverse stock split? The reverse stock split requires the support of the majority of the company’s shares outstanding in order to be approved. It is extremely important that all stockholders vote to support the reverse stock split. Every vote counts regardless of the number of shares you own.

What happens in the event the reverse stock split is not approved? The Biosight merger is contingent on Proposal #2 passing. In the event the reverse stock split is not approved, Advaxis will remain a stand-alone company with a reduced opportunity for success due to a relatively limited pipeline. In addition, the company would have less cash and would be delisted from Nasdaq.

VOTE NOW

888-518-1560

For these reasons, we believe that you should support the merger by voting YES on all proposals described in the proxy statement. The proxy was filed with the Securities and Exchange Commission and mailing to our stockholders began in late October. You are encouraged to read the proxy in its entirety. Please contact Kingsdale Advisors, our proxy firm, toll-free at 888-518-1560 to vote your shares in support of these proposals and the Biosight merger. Thank you.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
1. Approve the issuance of shares of common stock of Advaxis to shareholders of Biosight, pursuant to the terms of the Merger Agreement, a copy of which is attached as Annex A to the accompanying proxy statement/prospectus, and the change of control resulting from the merger.	☐	☐	☐

2.

2. Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.

3.

4.

5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX) Date

Signature (Joint Owners) Date

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

- **Needed for the new company, Biosight Therapeutics, to be listed on Nasdaq**

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

- **Needed for the new company, Biosight Therapeutics, to be listed on Nasdaq**
- **Prerequisite to completing the merger**

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

- **100 million shares**

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

- **100 million shares**
  - **1 for 10 reverse split = 10 million shares**

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

- **100 million shares**
  - **1 for 10 reverse split = 10 million shares**
  - **Price at $.40 per share would go to $4.00 per share**

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

2 million ÷ 100 million = 2%

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

200,000 ÷ 10 million = 2%

Vote your Advaxis, Inc. proxy by calling: *888-518-1560*

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

Your Vote Matters!

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

Your Vote Matters!

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

REQUIRES THE SUPPORT OF MAJORITY OF SHARES OUTSTANDING

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59609-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVAXIS, INC.

Your Vote Matters!

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	Approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis's issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock in the form attached as Annex E to the accompanying proxy statement/prospectus.	X	☐	☐

PROPOSAL 2
REVERSE STOCK SPLIT PROPOSAL

Vote your Advaxis, Inc. proxy by calling: ***888-518-1560***